UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 13, 2017 (September 7, 2017)

SHOE CARNIVAL, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-21360	35-1736614
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 East Columbia Street, Evansville, Indiana 47715
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (812) 867-6471

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 7, 2017, the Board of Directors of Shoe Carnival, Inc. (the "Company") approved an increase in the size of the Board of Directors from seven directors to eight directors.  Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors appointed Charles B. Tomm to serve as a member of the Board of Directors, effective September 12, 2017, with a term to expire at the Company's 2018 Annual Meeting of Shareholders and until his successor is elected and has qualified.  Mr. Tomm has not been appointed to any of the committees of the Company's Board of Directors.
There are no arrangements or understandings between Mr. Tomm and any other persons pursuant to which he was appointed as a director of the Company. There are no transactions in which Mr. Tomm has an interest requiring disclosure under Item 404(a) of Regulation S-K. As a non-employee director, Mr. Tomm will participate in the non-employee director compensation arrangements described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on May 9, 2017. For fiscal year 2017, Mr. Tomm will receive a pro rata portion of the annual cash retainer paid to non-employee directors.  On September 12, 2017, Mr. Tomm received an award of 948 shares of restricted stock under the Shoe Carnival, Inc. 2017 Equity Incentive Plan, which represented a pro rata portion of the annual shares of restricted stock granted to non-employee directors for 2017.  The restrictions on the shares will lapse on January 2, 2018.
A copy of the Company's press release announcing Mr. Tomm's appointment to the Board of Directors is attached hereto as Exhibit 99.1 and the information set forth therein is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits:

The following item is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Exhibit
99.1	Press Release of Registrant dated September 13, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE CARNIVAL, INC.
(Registrant)

Dated: September 13, 2017	By:	/s/ W. Kerry Jackson
W. Kerry Jackson
Senior Executive Vice President
Chief Operating and Financial Officer and Treasurer